                                                                    EXHIBIT 10.8


                    CONFIDENTIAL MATERIALS OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSION

                STRATEGIC ALLIANCE AND MASTER SERVICES AGREEMENT

                                 BY AND BETWEEN

                            AKAMAI TECHNOLOGIES, INC.
                                  201 BROADWAY
                     CAMBRIDGE, MASSACHUSETTS, U.S.A. 02139
                               PHONE: 617-250-3000
                                FAX: 617-250-3001

                                   ("AKAMAI")

                                       AND

                              APPLE COMPUTER, INC.
                                 1 INFINITE LOOP
                       CUPERTINO, CALIFORNIA, U.S.A. 95014
                              PHONE: (408) 996-1010
                               FAX: (408) 974-8530

                                    ("APPLE")


Akamai/Apple Proprietary and Confidential


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
APPLE CONTACT                                             AKAMAI CONTACT
Name:  Eddy Cue                                           Name:  Paul Sagan
Title:  Director of Internet Services                     Title:  President and Chief Operating Officer
Phone:  (408) 974-3484                                    Phone:  (617) 250-3006
Fax:                                                      Fax:  (617) 250-3001
Email:  cue@apple.com                                     Email:  paul@akamai.com

APPLE CONTACT FOR NOTICES                                 AKAMAI CONTACT FOR NOTICES
Name:  Nancy Heinen, Esq.                                 Name: Controller,
Title:  General Counsel                                      Akamai Technologies, Inc.
Address:  1 Infinite Loop, Cupertino,                     Address:  201 Broadway, Cambridge,
California, U.S.A. 95014                                  Massachusetts, U.S.A. 02139
Phone:  (408) 974-5013                                    Phone:  (617) 250-3000
Fax:  (408) 974-8530                                      Fax:  (617) 250-3001


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                STRATEGIC ALLIANCE AND MASTER SERVICES AGREEMENT

         This STRATEGIC ALLIANCE AND MASTER SERVICES AGREEMENT, consisting of the terms and conditions set forth below and the attached schedules, each of which is incorporated into and made a part hereof by this reference (the "Agreement"), is entered into by and between AKAMAI TECHNOLOGIES, INC., a Delaware corporation ("Akamai"), having its principal place of business as set forth on the cover page of this Agreement, and APPLE COMPUTER, INC., a California corporation ("Apple"), having its principal place of business as set forth on the cover page of this Agreement, effective as of April 1, 1999 (the "Effective Date").

                                   BACKGROUND

         Akamai has developed proprietary technology to efficiently deliver content over the Internet, and is in the business of providing services including the distribution of such content. To support such services, Akamai has deployed a worldwide network dedicated to web content distribution.

         Apple owns and distributes QuickTime technology, which includes software and a format that facilitates the distribution of audio, video, sound, music, 3D, virtual reality and other multimedia content, including streaming media, over the Internet and other computer networks (today known as QuickTime 4 and with any later versions or releases, "QuickTime"). Part of Apple's QuickTime technology consists of software for playback of content in the QuickTime format (currently and with any later versions or releases, "QuickTime Player"). Apple is in the process of developing and deploying a service currently offered under the name "QuickTime TV" intended principally for transmitting over the Internet through computer networks owned or operated by or for Apple live streams of multimedia content in QuickTime format (today and as may be later renamed "QT-TV").

         Akamai and Apple desire to enter into this Agreement whereby Apple and Akamai will work together to optimize the Akamai Network (as defined below) to make publicly available streaming media content in the QuickTime format over QT-TV and otherwise as provided in this Agreement to ensure that the optimal server will be chosen to deliver the best performance to customers/users of QT-TV and Apple Content. Akamai will provide to Apple certain web content distribution and network communications services to facilitate the deployment of QT-TV and the serving of streaming media content in the QuickTime format, all on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and

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sufficiency of which are hereby acknowledged, Akamai and Apple agree as follows:

1.       AKAMAI SERVICES AND OBLIGATIONS.

1.1 FREEFLOW SERVICES. Pursuant to the terms and subject to the conditions of this Agreement, Akamai shall provide to Apple during the Term (as defined in Section 10.1), the services ordered by Apple as set forth on the attached SCHEDULE A: FREEFLOW(sm) ORDER FORM, in accordance with the description thereof in the attached SCHEDULE B, FREEFLOW SERVICE SCHEDULE (the "FreeFlow Services") for use in connection with deployment of QT-TV and in support of the distribution of other Apple Content (as defined in Section 2.1) over the Internet.

1.2      EXCLUSIVITY.

1.2.1 TERM. During the period commencing on the later of (a) August 1, 1999; or (b) 60 days after completion of the Linux Port under Section 3.3; and ending on April 1, 2001, unless earlier terminated in accordance with this Agreement (the "Exclusivity Period"), Apple shall not purchase from any third party services equivalent to the FreeFlow Services for use by Apple to distribute Apple Content promoted as QT-TV ("QT-TV Content"), where distribution is provided by Apple, but such restriction shall not apply to the purchase by QT-TV Content Providers of third party services (whether equivalent to the FreeFlow Services or not) for the distribution of QT-TV Content, where distribution is by a party other than Apple.


1.2.2 CONDITIONS. The Exclusivity Period will continue only until any of the following conditions occur:

(i) Akamai is in default of any of its obligations under the Agreement, and such default has not been cured within the cure period set forth in
         Section 10.2 hereof.

(ii)     Any event allowing termination by Apple under Section 10 occurs.

(iii) A notice of intent to cease offering the FreeFlow Services has been given by Akamai under Section 10.4.

(iv) Akamai undergoes a Change of Control. For purposes of this Agreement, a "Change of Control" means any transaction (or series of related transactions) that would occasion: (a) Akamai's sale or lease of all or substantially all of its assets to another unaffiliated entity; or (b) any merger or consolidation resulting in the exchange of the outstanding shares of Akamai for securities or consideration

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.


         issued, or caused to be issued, by the acquiring corporation or its subsidiary, unless the stockholders of Akamai as of the date prior to the closing date of such transaction (or series of related transactions) hold at least 50% of the voting power of the surviving corporation in such a transaction.

(v) Akamai does not meet service levels (as described in Section 1.3 and SCHEDULE C) whereby Outages are greater than [**] in duration for [**].

                  If an event described in Section 1.2.2 occurs, the provisions of this Section 1.2 will immediately cease in effect and Apple may purchase from third parties services similar to the FreeFlow Services.

1.2.3 TERMINATION OF EXCLUSIVITY. Upon a Change of Control to [**], or any successor in interest to the assets or business of [**], as applicable, all minimum usage commitments by Apple under Section 7.3 end with the termination of exclusivity. Upon a Change of Control to any other entity, exclusivity under Section 1.2 shall terminate but Apple's minimum usage commitment under Section 7.3 shall continue if assignment of this Agreement to such entity is approved by Apple under Section 14.3.

1.2.4 SCALABILITY: If at any time Akamai fails to provide all of the FreeFlow Services used or requested by Apple in accordance with Section 1.3, 1.4, 1.5 or 1.6 hereof and such failure is not rectified within 24 hours, Apple may purchase services from a third party, without any penalty or breach of this Section 1.2 for the duration of the failure, and Apple may credit any amounts so paid to its minimum commitment under Section 7.3. Once Akamai is able to continue providing the required FreeFlow Services, then the exclusivity period resumes but is not extended beyond the exclusivity period set forth in Section 1.2.1. These rights are available to Apple in addition to and independent of the right to terminate exclusivity as set forth in Section 1.2.2. In the event of an unexpected surge in demand, and Akamai is unable to provide the necessary FreeFlow Services to meet said demand, Apple shall have the right to obtain additional network services from a third party for the duration of the event causing the surge in demand. The amounts paid to Apple to accommodate the surge in demand may not be credited toward Apple's minimum usage commitments under Section 7.3. If at any time Akamai fails to provide any portion of the FreeFlow Services requested by Apple in accordance with the performance criteria described in Section 1.6, Apple may contract with other parties for services similar to the FreeFlow Services to supply service that Akamai does not

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         provide, without any penalty or breach of this Section 1.2.

1.3 NETWORK AVAILABILITY AND OPERATIONS. Akamai shall provide, maintain and operate, at its own cost, on a twenty-four hours per day, seven days per week, 365 days per year basis, a geographically distributed network of proprietary web servers (the "Akamai Network"), all network software and peripherals, and all Internet connectivity in support of QT-TV and Apple Content (as defined below), as required to provide the FreeFlow Services in accordance with this Agreement. Outages, service interruptions, uptime and other performance metrics will be governed by the service level commitments and credits terms in SCHEDULE C:
SERVICE LEVEL COMMITMENTS AND CREDITS. Akamai shall staff its Network Operating Center ("NOC") twenty-four hours per day, seven days per week, 365 days per year with at least that number of appropriately trained employees sufficient to adequately perform its services under this Agreement.

1.4 ACCESS TO AKAMAI NETWORK; UPDATES; INSTALLATION AND TRAINING. On or before the Effective Date, Akamai shall deliver to Apple one copy of the Akamai Software (as defined in Section 4.1), and the related Documentation (as defined in Section 4.1) together with all user IDs and passwords as necessary for Apple to access the Akamai Network and utilize the FreeFlow Services. In addition, Akamai shall provide to Apple during the Term and for no additional consideration, maintenance for the Akamai Software and deliver to Apply one copy of any update, new version, upgrade or other revision of the Akamai Software (along with related Documentation) that Akamai makes available to customers during the Term. Akamai shall, at no additional cost to Apple, (a) install the Akamai Software on a machine designated by Apple, and (b) provide qualified Apple personnel a reasonable amount of training in the use of the Akamai Software and the FreeFlow Services.

1.5 NETWORK SECURITY. Akamai shall keep in place and in operation at all times network security as specified in SCHEDULE D: NETWORK SECURITY PROTOCOLS to monitor and protect against unauthorized access to Apple Content (as defined in Section 2.1) while on, within or passing through the Akamai Network. Apple acknowledges, however, that the portion of the Akamai Network through which Apple Content will pass and the web servers on which Apple Content will be stored will not be segregated or in a separate physical location from web servers on which Akamai's other customers' content is or will be transmitted or stored. Akamai will notify Apple immediately in the event of any breach of network security that affects or may affect Apple Content and describe the steps Akamai is taking to correct and prevent a similar situation from occurring again.

1.6 NETWORK CAPACITY. Akamai shall maintain at all times during the Term adequate capacity on the Akamai Network as necessary to meet Apple's minimum estimated network usage as described in Section 7.3, as well as the anticipated network usage by

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other Akamai customers. Akamai shall use reasonable efforts to deploy Akamai servers on network backbones most critical to Apple (such as, and by way of illustration only, Earthlink), subject to Apple making reasonable efforts to assist Akamai to obtain access to such backbones on commercially reasonable terms and conditions. Subject to Apple's performance of its obligations under
Section 2 below, Akamai shall, at the time of the "soft launch" of QT-TV by Apple (on or about July 1, 1999), cause the Akamai Network to have the capacity to serve a minimum of 10,000 concurrent users at an average rate of 50 Kb/second on a continuous basis, and within ninety (90) days after the soft launch date (anticipated to be on or about October 1, 1999), cause the Akamai Network to have the capacity to support a minimum of 60,000 concurrent users at an average rate of 50 Kb/second on a continuous basis. The Akamai Network will remain geographically distributed, and Akamai shall provide to Apple a listing of the locations of the Akamai Network servers, which listing shall be updated monthly. Akamai shall also promptly notify Apple in the event of a loss or elimination of any major network connection or material Akamai Network server point of presence. Without limiting the above, to support Apple's worldwide customers, on or before October 1, 1999 Akamal will locate Akamai Network servers in the United States, Canada, Japan, Australia, United Kingdom, France and Germany.

1.7 ADDITIONAL SERVICES. Akamai shall provide Apple with such installation, support, training or other additional services relating to distributing media content over the Internet as may be requested by Apple from time to time during the Term and set forth in a separate schedule or addendum agreed to and executed by both parties.

2.  APPLE RESPONSIBILITIES AND OBLIGATIONS.

2.1 APPLE CONTENT. As between the parties, Apple will be solely responsible for the creation, renewal, updating, deletion, editorial content, control and all other aspects of any files, software, scripts, multimedia images, graphics, audio, video, text, or other objects or source data created by Apple or originating or transmitted from any web site owned or operated by Apple and routed to, passed through and/or stored on or within the Akamai Network or otherwise transmitted or routed using the Free Flow Services ("Apple Content") provided that Apple shall not be responsible for or have any obligation to Akamai for alterations, deletions or changes to Apple Content that result from unauthorized access to such content through breaches of Akamai's network security.

2.2 TAGGING OF APPLE CONTENT. Apple will be responsible for utilizing the RENAME(sm) module of the Akamai Software to tag/rename the uniform resource locator ("URL") of the Apple Content to route such Apple Content to the Akamai Network. In the event Apple has actual knowledge that any Apple Content infringes the intellectual property or other rights of a third party or violates any applicable laws or regulations (including, without

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.


limitation, laws and regulations relating to indecency or obscenity), Apple shall use commercially reasonable efforts to remove such Apple Content from Apple's origin server and/or remove the RENAME(sm) URL/tag from such Apple Content so that it will not be routed to and not pass through the Akamai Network.

2.3 MAINTAIN QT-TV AND APPLE CONTENT. As between the parties, Apple will be solely responsible for maintaining the availability of QT-TV, any web site(s) that serve Apple Content, the connectivity of QT-TV and such web site(s) to the Internet, the hosting of all Apple Content on Apple's computer servers, as well as all IP addresses, domain names and other elements that Apple deems necessary to operate and maintain QT-TV and to serve Apple Content.

3.  ADDITIONAL AGREEMENTS OF THE PARTIES.

3.1 MONITORING TOOLS FOR QT-TV. At no additional charge to Apple, Akamai agrees to provide a reasonable amount of engineering assistance to Apple to assist in Apple's development of software tools and applications to monitor the performance of QT-TV and to enable Apple to develop [**] for Apple Content source suppliers and providers to QT-TV.

3.2 ENHANCEMENTS TO AKAMAI NETWORK'S ABILITY TO SERVE QUICKTIME. The parties agree to cooperate to monitor and enhance the performance of QuickTime on the Akamai Network as follows:

3.2.1 Akamai shall provide to Apple, subject to the restrictions and limitations set forth herein and in Section 4 below, at no additional cost to Apple, certain Akamai proprietary computer software source code which will provide network status and performance information helpful to maximize the Akamai Network's ability to serve QuickTime content ("Akamai Embedded Software"). Apple agrees to evaluate the Akamai Embedded Software within thirty (30) days after delivery of source code and related documentation for possible inclusion of the Akamai Embedded Software into the QuickTime Player, in order to determine whether incorporating such code (i) provides meaningful measurements of network status and performance information relative to the ability of the Akamai Network to serve QuickTime content, and (ii) does not adversely affect QuickTime, the QuickTime Player or the operating system(s) or hardware on which QuickTime is operating. In the event Apple elects in its sole discretion not to include the Akamai Embedded Software in the QuickTime Player, it will notify Akamai of its reasons for excluding

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

         the Akamai Embedded Software and provide Akamai an opportunity to correct any deficiencies or problems identified by Apple in the Akamai Embedded Software. In the event Apple elects in its sole discretion to include the Akamai Embedded Software in the QuickTime Player, Akamai hereby grants to Apple the perpetual, irrevocable royalty-free, non-exclusive license to embed such proprietary source code in all versions of QuickTime Player, to prepare derivative works of such source code, and to distribute, sublicense through multiple tiers and to publicly perform and display such code in object code format, and any derivative works thereof created by Apple under this Section 3.2.1, as part of the QuickTime Player. Apple will notify Akamai of, and provide Akamai an opportunity to make available changes or modifications required in the Akamai Embedded Software. All Akamai proprietary source code disclosed to Apple shall be considered "Confidential Information" as defined in Section 9 below.

3.2.2 Apple hereby grants to Akamai, at no cost but subject to the terms and conditions of this Agreement, a non-transferable, non-exclusive license during the Term to use: (a) portions of the source code for Apple's QuickTime Streaming Server Software ("QuickTime Streaming Server Software Source Code"), in accordance with the terms of Apple's Public Source Code license for such software currently available at URL : http://www.publicsource.apple.com/apsl, unless otherwise specified in this Agreement; and (b) such portions of the [**] for the[**] deems necessary ("[**]"); each solely for the purpose of enhancing and optimizing the Akamai Network's ability to serve QT-TV and Apple Content. All [**] disclosed to Akamai by Apple shall be considered "Confidential Information" of Apple as defined in Section 9 below, and without limiting Section 9, Akamai shall not, for itself or any affiliate of Akamai or any third party, (i) disclose the [**] to any third party, (ii) alter or duplicate any aspect of the [**], except as expressly permitted under this Agreement or remove any proprietary markings or notices thereon or therein, (iii) assign, transfer, distribute, or otherwise provide access to the [**] to any third party, or (iv) copy, sell, license, assign or transfer the [**]. In the event Akamai undergoes a Change of Control (as defined in Section 1.2.2(v)), Akamai shall immediately return to Apple, or at Apple's option destroy, all copies of the [**] in Akamai's possession.

3.3 PORTING OF QUICKTIME TO LINUX. Each party shall use commercially reasonable efforts and provide sufficient resources, at its own expense, to port QuickTime Streaming Server Software to operate on a Linux operating system as specified by Akamai within the Akamai Network (the results thereof, the "Linux Port"). Each party agrees to require that all employees and independent contractors participating in this endeavor sign or

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

otherwise have in effect such confidentiality and ownership/invention assignment agreements as may be reasonably required by either party. Such port will be deemed complete only when the parties have had an opportunity to perform appropriate acceptance testing and have reasonably determined that the Linux Port is complete.

3.4 PAY-PER-VIEW SUPPORT; OTHER APPLICATIONS. It is understood and acknowledged that QT-TV currently does not support pay-per-view functionality ("PPV"). The parties shall, as may be mutually agreed from time to time, explore the possibility of PPV development at a later date. Any such development will be pursuant to a separate written agreement.

3.5 USAGE FORECASTS. The parties agree to discuss on a periodic basis (no less often than quarterly) the forecast of the advisable Akamai Network capacity and anticipated overall usage of Akamai resources by Apple.

3.6 OPTION TO PURCHASE EQUITY IN QT-TV. The following provisions will apply only after completion of the Linux Port as contemplated under Section 3.3 above.

3.6.1 In the event that, during the Term: (x) [**] transfers the [**] to an entity ("Entity") that has outstanding capital stock or its equivalent ("Capital Stock") (including any securities convertible into or exchangeable for capital stock or its equivalent) held by any person or entity (a "Third Party") other than (i) [**], (ii) a person or entity that was an affiliate of [**] prior to such transaction or (iii) an employee of [**] or any such affiliate or, prior to any initial public offering of securities in such Entity, [**] or any of its affiliates subsequently transfers for consideration to any Third Party any shares of Capital Stock of such Entity (each, a "Qualifying Transfer"); or (y) any Entity to which [**] has previously transferred the [**] subsequently issues for consideration Capital Stock (including any securities convertible into or exchangeable for capital stock or its equivalent, "New Securities") (a "Qualifying Issuance"), provided there is no outstanding uncured breach of [**] obligations hereunder at the time [**] proposes to engage in a Qualifying Transfer or Qualifying Issuance, [**] (or any subsidiary of [**] shall have, in connection with the first such Qualifying Transfer or Qualifying Issuance, the nontransferable right and option (the "Prior Right"), exercisable in [**] sole discretion, to purchase [**] of the outstanding Capital Stock, on a fully diluted basis assuming full exercise of all outstanding securities which are convertible into or exchangeable for Capital Stock (including any New Securities issued in connection with such Qualifying Issuance), of such Entity, for a [**] of Capital Stock equal to [**] in such Qualifying

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

         Transfer or Qualifying Issuance; provided, that the Prior Right shall not apply to (1) any initial public offering of Capital Stock of the Entity by the Entity, [**] or any other person controlling the Entity or (2) any transaction in which [**] nor any such affiliate retains any continuing equity interest in the Entity or any other person controlling the Entity. The Prior Right shall not apply to, and this
         Section 3.6 grants no rights to [**] to participate in any transaction, transfer, sale or exclusive license of any products or software (such as [**] or any technology or rights therein) that do not constitute a service intended principally for transmitting over the Internet, through computer networks owned or operated by or for [**].

3.6.2 [**] shall (or shall cause the Entity to) promptly notify [**] of the terms or the proposed terms of the Qualifying Transfer or Qualifying Issuance, which notice shall set forth, in reasonable detail, the terms or proposed terms of such Qualifying Transfer or Qualifying Issuance, the number of shares of Capital Stock for which the Prior Right would be exercisable and the anticipated purchase price therefor (the "Selling Notice"). [**] may only exercise such Prior Right as to all the shares of Capital Stock available to it. If [**] desires to exercise such Prior Right pursuant to the Selling Notice, [**] shall notify [**] (or the Entity, if the Selling Notice was issued by the Entity) by written notice within thirty (30) days after receipt of the Selling Notice whether it desires to exercise its Prior Right. If [**] does not elect to exercise its Prior Right or fails to provide notice within such thirty (30) days, [**] and the Entity shall have up to one hundred twenty (120) days from the date of the Selling Notice to complete the Qualifying Transfer or Qualifying Issuance upon the same terms specified in the Selling Notice, whereupon [**] Prior Right shall be void and of no further effect. If [**] or the Entity later changes the terms of the Qualifying Transfer or Qualifying Issuance in any material respect, [**] or the Entity shall first notify [**] of the revised terms of such proposed transaction by delivery of a new Selling Notice pursuant to the procedure set forth above. In the event that any Capital Stock or New Securities which are offered or sold (or issued) by [**] or the Entity and are not offered or sold for cash, [**] will provide a cash equivalent valuation therefor and provide [**] with the option of purchasing such Capital Stock or New Securities for the cash equivalent of the consideration if other than cash.

3.6.3    The obligations of this Section 3.6 will cease immediately in the event
         (i) the Entity undergoes an initial public offering; or (ii) [**] undergoes a Change of Control (as defined in Section 1.2.2(v)). [**] rights under this Section 3.6 shall not survive any termination of this Agreement.


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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

3.7      FREEDOM OF ACTION. Except for the right to audit described in
Section 7.5 below and any rights Apple (directly or through its subsidiary Apple Computer Inc. Ltd.) may have under the Stock Purchase Agreement and related agreements executed concurrent herewith or as a consequence of its acquisition of any securities of Akamai, Apple shall have no right to have access to any of Akamai's proprietary business information except as otherwise contemplated by this Agreement, or to share in any revenues from any of Akamai's agreements, arrangements or relationships, and Akamai shall be free to support and provide services to any and all competitors to Apple, QuickTime and QT-TV, and to support third parties in the distribution of streaming media in QuickTime and all other formats, and to retain any and all revenues and relationships resulting therefrom.

4.       AKAMAI SOFTWARE; RESTRICTIONS.

4.1 LICENSE OF AKAMAI SOFTWARE. Akamai grants at no additional charge to Apple a limited, worldwide, nontransferable and nonexclusive license to use, during, the Term, the Akamai Embedded Software, the GeoFlow(SM) software and the RENAME(SM) software as more fully described in SCHEDULE E: AKAMAI SOFTWARE (collectively, and together with any updates, new versions, upgrades or other revisions thereof made available by Akamai during the Term and all related documentation, the "Akamai Software"), in object code form only (except as provided in Section 3.2.1 as to the Akamai Embedded Software), subject to the restrictions set forth below.

4.2 LICENSE RESTRICTIONS. Apple's use of the Akamai Software is limited as follows:

4.2.1 Apple shall use the RENAME(SM) software solely for the purpose of renaming the URL of Apple Content;

4.2.2 Apple shall use the GeoFlow(SM) software for Apple's internal purposes only, solely in conjunction with and for the purpose of (i) analyzing the flow of Apple Content that is delivered using the FreeFlow Services, and (ii) developing [**] for QT-TV as described in Section 3.1.

4.2.3 Apple acknowledges that Akamai has advised it that the GeoFlow(SM) software contains certain third party software elements, including without limitation software relating to the GeoFlow(SM) mapping functions, and Apple agrees with respect to such elements that are specifically identified in SCHEDULE F, Apple shall be prohibited from replicating or distributing such mapping images or otherwise using the same other than for Apple's internal business purposes.

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4.2.4    Apple shall not, for itself, any affiliate of Apple or any third party:
         sell, license, assign, or transfer the Akamai Software or any Documentation; decompile, disassemble, or reverse engineer the Akamai Software; copy the Akamai Software or any Documentation (except that Apple may make a reasonable number of copies of the Akamai Software for backup purposes only); or remove from the Akamai Software or any Documentation any notice of the confidential nature thereof or the proprietary rights of Akamai or its suppliers in such items.

4.3 ADDITIONAL APPLE RESTRICTIONS. Apple shall not: (a) provide access to the Akamai Software to any third party; or (b) export, re-export or permit any third party to export or re-export the Akamai Software or Documentation outside of the territorial limits of the country in which it was originally delivered without appropriate licenses and clearances.

4.4 ESCROW. Within thirty (30) days after the Effective Date, the parties shall enter into a source code escrow agreement with an escrow agent reasonably acceptable to both parties, pursuant to which Akamai shall make Apple the beneficiary of source code and source materials embodying the Akamai Software that are deposited by Akamai with such agent. Akamai shall deposit each revision to the Akamai Software that it is required to deliver under this Agreement, in source code format, into such escrow. In the event of a permitted release of the source code to Apple, Akamai agrees to grant, and does hereby grant to Apple, the nonexclusive right and license to use, reproduce, prepare derivative works of, perform, display and transmit the source code and source materials for the Akamai Software and derivative works thereof and to distribute, sublicense through multiple tiers and to publicly perform and display such code in object code format only, for the limited purpose of enabling Apple to support QT-TV and distribute of Apple Content on its own in a manner consistent with the manner in which Akamai is supporting QT-TV and serving Apple Content under this Agreement and any derivative works thereof created by Apple; provided that Apple may exercise such rights only in the event of a release of such materials pursuant to such source code escrow agreement. Akamai shall pay all related escrow fees. The escrow agreement will provide that the escrow agent will deliver the deposited source code package to Apple upon the occurrence of any one or more of the following events:

         a. Akamai ceases to do business in the ordinary course, makes an assignment for the benefit of creditors, has appointed a receiver or trustee in bankruptcy, or makes a filing under any federal or state insolvency or similar law; and

         b. Apple exercises its right to purchase a license to the source code under Section 7.4.2.


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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
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5.       INTELLECTUAL PROPERTY RIGHTS.

5.1 QUICKTIME TECHNOLOGY AND APPLE CONTENT; LIMITED LICENSE TO USE. As between Apple and Akamai, Apple (or its suppliers or licensors) shall retain all right, title and interest in and to QT-TV, QuickTime, the [**] and QuickTime Streaming Server Software Source Code, and any and all enhancements, improvements, bug fixes, updates and upgrades thereto developed by or as a result of this Agreement (hereinafter collectively referred to as the "QuickTime Technology") and any Apple Content. Apple hereby grants to Akamai a limited non-exclusive, non-transferable license during the Term to use the QuickTime Technology and Apple Content solely as necessary to perform Akamai's obligations hereunder. Akamai may not assign, transfer, sell, license, sublicense or grant any of its rights to the QuickTime Technology or any Apple Content to any other person or entity. Akamai acknowledges that the QuickTime Technology and Apple Content constitutes proprietary information and/or trade secrets of Apple or its providers that is or may be protected by U.S. copyright, trade secret and similar laws and certain international treaty provisions. This Agreement does not transfer or convey to Akamai or any third party any right, title or interest in or to the QuickTime Technology or any Apple Content or any associated intellectual property rights, except as specifically set forth in the terms of this Agreement.

5.2      AKAMAI SOFTWARE, DOCUMENTATION AND FREEFLOW SERVICES. As between
Apple and Akamai, Akamai (or its suppliers or licensors) shall own all right, title and interest in and to the Akamai Software and Documentation (and any and all enhancements, improvements, bug fixes, updates and upgrades thereto), the FreeFlow Services, and the Akamai Network. Apple acknowledges that the Akamai Software, Documentation, FreeFlow Services, and Akamai Network constitute proprietary information and trade secrets of Akamai or its suppliers or licensors and that the Akamai Software and any and all enhancements, improvements, bug fixes, updates and upgrades thereto developed by or as a result of this Agreement, and Documentation therefor are protected by U.S. copyright, trade secret and similar laws and certain international treaty provisions. This Agreement does not transfer or convey to Apple or any third party any right, title or interest in or to the Akamai Software, Documentation, FreeFlow Services, or Akamai Network or any associated intellectual property rights, except as specifically set forth in the terms of this Agreement.

5.3      DEVELOPMENT OF INTELLECTUAL PROPERTY.

5.3.1 ASSIGNMENT. Akamai acknowledges that except as the parties may otherwise agree

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         by separate written agreement, all copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets conceived, made or discovered by Akamai, solely or in collaboration with others, in the course of the development activities contemplated under Sections 3.1, 3.2.2, 3.3 or
         3.4 of this Agreement that are original works or that modify, enhance, or create derivative works of any QuickTime Technology or Apple Content ("AKAMAI WORK PRODUCT"), are the sole property of Apple. Akamai further shall assign (or cause to be assigned) and does hereby assign fully to Apple all Akamai Work Product and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Apple acknowledges that except as the parties may otherwise agree by separate written agreement, all copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets conceived, made or discovered by Apple, solely or in collaboration with others, in the course of the development activities contemplated under Sections 3.1, 3.2.1 or 3.4 of this Agreement that modify, enhance, or create derivative works of any of the Akamai Software, Documentation, FreeFlow Services, or Akamai Network ("APPLE WORK PRODUCT"), are the sole property of Akamai. Apple further shall assign (or cause to be assigned) and does hereby assign fully to Akamai all Apple Work Product and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Akamai Work Product and Apple Work Product is sometimes referred to hereinafter collectively as "Work Product".

5.3.2 FURTHER ASSURANCES. Each of Akamai and Apple shall assist the other party, or its designee, at such other party's expense, in every proper way to secure Apple's or Akamai's rights, as the case may be in the Akamai Work Product or the Apple Work Product, respectively, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Apple or Akamai, as the case may be, of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that Apple or Akamai, as the case may be, deems necessary in order to apply for and obtain such rights and in order to record or perfect Apple's or Akamai's interest therein.

5.3.3 PRE-EXISTING MATERIALS. Each party agrees that if in the course of performing, any development activities hereunder, it incorporates into any Work Product any invention, improvement, development, concept, discovery or other proprietary information owned by any third party,
         (i) it shall inform the other party, in writing, before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any Work Product; and (ii) it hereby grants the other party a nonexclusive, royalty-free, perpetual, irrevocable,

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         worldwide license to use, reproduce, distribute, perform, display, prepare derivative works of, make, have made, sell and export such item as part of or in connection with such Work Product.

6.       PUBLICITY; TRADEMARKS.

6.1 PUBLICITY. During the Term, Akamai may: (a) identify Apple as a customer; (b) hyperlink from Akamai's web site to Apple's home page; and (c) display the QuickTime logo on the Akamai web site in accordance with Apple's guidelines for the use of such mark. On or about the Effective Date, the parties shall issue one or more mutually acceptable joint press releases announcing this Agreement. The content of the press release shall be subject to the approval of each party in its sole discretion, provided that neither party will unreasonably delay its review. The parties may from time to time during the Term identify mutually agreeable marketing opportunities within QT-TV. During the Term, Apple shall place the Akamai logo and a hyperlink to the Akamai home page on the QuickTime and QT-TV home pages.

6.2      MARKS; USAGE RESTRICTIONS.

6.2.1 In addition to the rights granted in Section 6.1, each party may display or refer to the other party's proprietary indicia, trademarks, service marks, trade names, logos, symbols and/or brand names (collectively "Marks") upon the advance written approval of that party. Neither party may remove, destroy or alter the other party's Marks. All use of a party's Marks shall be subject to such party's logo and trademark usage guide, as provided to the other party or made available on a party's website, and as the same may be updated from time to time.

6.2.2 Each party agrees that it shall not challenge or assist others to challenge the rights of the other party or its suppliers or licensors in the Marks or the registration of the Marks, or attempt to register any trademarks, trade names or other proprietary indicia confusingly similar to the Marks.

6.2.3 All Marks (other than Akamai Marks) appearing on or incorporated in the QuickTime Technology or Apple Content are and shall remain, as between Akamai and Apple, the exclusive property of Apple or its providers. All Marks (other than Apple Marks) appearing on or incorporated in the Akamai Software, Documentation or FreeFlow Services are and shall remain, as between Akamai and Apple, the exclusive property of Akamai or its suppliers. Neither party grants any rights in the Marks or in any other trademark, trade name, service mark, business name or goodwill of the other except as expressly permitted hereunder or by separate written agreement of the parties and all use of a party's Marks shall inure

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         to the benefit of the owner of such Mark.

7.       FEES; PRICING AND PAYMENT TERMS.

7.1 FEES; PAYMENT TERMS. Akamai's current fees for the FreeFlow Services (including license fees, installation charges, service usage and other fees) are set forth in the attached SCHEDULE A AND SCHEDULE B. Subject to the provisions of Section 7.3 below, such fees will remain in effect for the period ending sixteen (16) months after the Effective Date. Thereafter, the parties shall negotiate the fees payable for the remainder of the Term. All prices are in United States dollars and do not include sales, use, value-added or import taxes, customs duties or similar taxes that may be assessed by any jurisdiction. Amounts due hereunder are payable forty-five (45) days after receipt of invoice. In the event that Akamai grants to any other party "low price assurance" or similar type arrangement with respect to the FreeFlow Services provided by Akamai to Apple hereunder, or any portion thereof, then Akamai shall immediately disclose and offer such more favorable terms or pricing to Apple, provided however, in order to receive more favorable prices or terms, Apple must accept all of the same material aspects of the terms and conditions offered to such third party (monetary and non-monetary).

7.2 TAXES. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of Akamai) which are imposed by or under the authority of any government or any political subdivision thereof on the fees for any of the FreeFlow Services provided by Akamai under this Agreement shall be borne by Apple and shall not be considered a part of, a deduction from or an offset against such fees.

7.3 MINIMUM USAGE COMMITMENT. Subject to the provisions of Section 7.4 below and to Akamai's satisfactory performance of its obligations under this
Agreement:

7.3.1 Commencing on April 1, 1999 and continuing through July 31, 1999, Apple agrees to commit to purchase FreeFlow Services at a rate of a minimum of [**] per month usage of the Akamai Network, measured based on Akamai's [**] convention, or [**] per month.

7.3.2 Commencing on August 1, 1999 and continuing through July 31, 2000 provided that the Linux port is completed pursuant to section 3.3 Apple agrees to commit to purchase an aggregate minimum of $12 million of FreeFlow Services.


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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

7.3.3 Apple's commitments under this Section 7.3 are cumulative, and any Apple Content, whether relating to QT-TV or otherwise, originated by Apple and distributed through the Akamai Network will be deemed used by Apple for purposes of such commitment. For avoidance of doubt, any FreeFlow Services used by Apple in any one month in excess of its committed minimum for such month may be credited to prior months (to the extent there exists a prior month where Apple did not meet the minimum) or future months, in Apple's sole discretion. Moreover, in the event that a third party company who provides content to QT-TV elects to provide for its own distribution through Akamai, Apple will receive a credit in the amount of the total monthly fees of said third party paid to Akamai toward Apple's minimum fees, or other additional monthly fees due for the corresponding month. If Apple, at and as of July 31, 2000, has not paid Akamai fees equal to at least $12.360 million in the aggregate, then Apple shall pay to Akamai the difference between $12.360 million and the fee amounts actually paid by Apple.

7.3.4 In the event that Akamai gives Apple notice of Akamai's intent to terminate this Agreement under Section 10.4, or if the provisions of
         Section 1.2.3 apply, the minimum purchase obligations of Apple under this Section 7.3 will immediately cease in effect.

7.4      DISCONTINUATION OF QT-TV; PURCHASE OF AKAMAI BY CERTAIN THIRD PARTIES.

7.4.1 In the event Apple (or any successor entity to the business of QT-TV in which Apple has a continuing equity interest) elects to discontinue QT-TV at any time during the Exclusivity Period for any reason (other than a breach hereunder by Akamai), Apple agrees to use, or cause such successor to use, a modified minimum amount of Akamai FreeFlow Services as follows. For avoidance of doubt, Apple will be deemed to have "elected to discontinue QT-TV" if it or its successor in interest no longer offers QT-TV, but will not be deemed to have "elected to discontinue QT-TV" if the business and assets of QT-TV are transferred to a new entity affiliated with Apple but otherwise continue to be offered, or if Apple elects to no longer receive and distribute content for QT-TV but instead directs all content providers which previously provided content for QT-TV directly to Akamai (Akamai acknowledges that Apple provides no guarantee that said content providers will elect to use the Akamal services). During the period following discontinuation of QT-TV and for the duration of the Exclusivity Period, Apple will be obligated to purchase monthly a minimum of FreeFlow Services equal to 50% of the average monthly amount Apple actually purchased for QT-TV (but not for other

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
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         Apple Content) during the twelve (12) months (or any shorter period preceding such discontinuance) immediately preceding the end of beginning of the month in which Apple elects to discontinue QT-TV; provided however, that Akamai agrees that Apple's minimum usage commitment, as adjusted pursuant to this Section 7.4.1, shall be offset and reduced by any increases in distributing QuickTime content and media that Akamai acquires as a result of transfers to Akamai from Apple of QT-TV customers, who actually provided content to QT-TV during all or any portion of the immediately preceding twelve (12) months or such shorter period.

7.4.2 During the Term, in the event Akamai is purchased by an unaffiliated third party, then Akamai agrees as follows:

                           (a) Akamai shall require such successor to continue
                  to provide Apple with the same level of services and support for QT-TV and the distribution of QuickTime media as Akamai was providing immediately prior to such acquisition, for a period of at least one year from the date of acquisition, at the [**] as Akamai provided such services during the immediately preceding 12 months, or such lower price as shall be generally available to Akamai or its successors' customers; and

                           (b) In the event Akamai is acquired by either Real
                  Networks or Microsoft Corporation, Akamai hereby grants to Apple an option to purchase for $1 a non-exclusive license to the Akamai proprietary source code licensed to Apple hereunder, for Apple's use solely to support the QT-TV network and Apple's distribution of other Apple Content over the Internet.

                  The foregoing obligation of Akamai is subject to the understanding that Akamai retains the right to grant upon request the same or similar protections as described in this
                  Section 7.4.2 [**] in the event that [**] of the other [**] acquires Akamai.

7.5 ACCURATE RECORDS; RIGHT TO AUDIT. Akamai shall maintain complete and accurate records and log files to support and document the fees charged to Apple in connection with this Agreement. Akamai shall, upon written request from Apple, provide access to such records and log files during regular business hours at Akamai's convenience, to Apple or to an independent auditor(s) chosen by Apple for the purposes of audit. Apple's right to conduct such audits shall be limited to twice in any one calendar year. If any such audit discloses that Akamai has overcharged Apple for such fees by five per cent (5%) or more for the period under audit, Akamai shall pay, in addition to such deficiency, the

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costs of such audit. Akamai shall keep such records and log files for a rolling three years from the date of service.

8.       REPRESENTATIONS AND WARRANTIES.

8.1 AKAMAI'S REPRESENTATIONS AND WARRANTIES. Akamai represents and warrants to Apple as follows:

8.1.1 Akamai and its licensors own or possess the necessary rights, title and licenses in and to the Akamai Software, Documentation, and FreeFlow Services and the Akamai Network necessary to grant the licenses granted hereunder and perform the FreeFlow Services hereunder without claim or encumbrance, including without claim of infringement of the intellectual property, or other rights of any third party. Akamai has the right to enter into this Agreement and to perform its obligations hereunder.

8.1.2 Akamal has obtained and will maintain in effect throughout the Term any and all consents, approvals and other authorizations necessary for the performance of its obligations hereunder.

8.1.3 At all times during the Term, Akamai shall meet or exceed the network availability, capacity and operations and performance levels as set forth in Section 1 above.

8.1.4 YEAR 2000 READINESS WARRANTY. Akamai warrants that the FreeFlow Services, Akamai Network and Akamai Software are Year 2000 Ready. "Year 2000 Ready" means the ability to: (i) accept input and provide output of data involving dates correctly and without ambiguity as to the twentieth or twenty-first centuries; (ii) manage, store, sort, perform calculations, and otherwise process data involving dates before, during, and after January 1, 2000 without malfunction, abends or aborts; and (iii) correctly process leap years including the year 2000. The foregoing warranty is subject to the condition that all other products (e.g., hardware, software, and firmware) which interface with the FreeFlow Services or are used with the Akamai Software (including any Apple Content or other elements) properly exchange date data with the FreeFlow Services and/or Akamai Software, as the case may be; provided, however, that Akamai covenants that it will undertake to obtain a Year 2000 readiness warranty from all hardware vendors, third party software licensors and Internet connectivity providers. In the event Akamai becomes aware that the FreeFlow Services, Akamai Network or Akamai Software or any hardware, third party software or Internet connectivity provider is not Year 2000 Ready, Akamai shall immediately notify Apple and promptly undertake to correct the Akamai Software, FreeFlow Services, or Akamai Network third party product or

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

         service provider to eliminate such problem. If Akamai fails to correct any portion of the Akamai Software or such third party product or service that does not meet the foregoing warranty within a reasonable period of time, Apple shall have the right, in addition to all other remedies available to it, to immediately terminate this Agreement.

8.1.5 Akamai warrants that (i) the Akamai Software, the FreeFlow Services, the Akamai Network, and Documentation and any Akamai Embedded Software, provided they are used by Apple in accordance with this Agreement (and where appropriate, the Documentation), do not and will not infringe any patent, copyright, trade secret, trademark, right of privacy or publicity or other proprietary right of any third party; and (ii) to the best of Akamai's knowledge, no claim, action or suit for the infringement of any patent, copyright, trade secret, trademark or other intellectual property right, or the misappropriation of a trade secret or other proprietary right, has been made or is pending against Akamai or any third party from which Akamai has obtained rights in connection with the Akamai Software, the FreeFlow Services, Akamai Network, Documentation and Akamai [**] Software provided to Apple hereunder.

8.1.6 WARRANTY DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 8.1, AKAMAI EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY FITNESS FOR A PARTICULAR PURPOSE AND INFRINGEMENT.

8.2 APPLE'S REPRESENTATIONS AND WARRANTIES. Apple represents and warrants to Akamai as follows:

8.2.1 Apple has the right to enter into this Agreement and to perform its obligations hereunder.

8.2.2 Apple has obtained and will maintain in effect to its knowledge throughout the Term any and all consents, approvals and other authorizations necessary for the performance of its obligations hereunder.

8.2.3    WARRANTY DISCLAIMER.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS
         SECTION 8.2, APPLE EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO THE FULLEST EXTENT PERMITTED BY

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         LAW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF
         MERCHANTABILITY FITNESS FOR A PARTICULAR PURPOSE AND
         INFRINGEMENT.

9. CONFIDENTIAL INFORMATION. All information disclosed by either party ("Disclosing Party") to the other party ("Receiving Party"), if disclosed in writing, labeled as proprietary or confidential, or if disclosed orally, reduced to writing within thirty (30) days and labeled as proprietary or confidential (collectively, "Confidential Information") shall remain the sole property of the Disclosing Party. Except to perform its obligations to exercise its rights under this Agreement, the Receiving Party shall not use any Confidential Information of the Disclosing Party for its own account. The Receiving Party shall use at least the same level of efforts it uses to protect its own most confidential information, but in no event less than reasonable care, to protect the Disclosing Party's Confidential Information. The Receiving Party shall not disclose Confidential Information to any third party without the express written consent of the Disclosing Party (except solely for Receiving Party's internal business needs, to employees or consultants who are bound by a written agreement with Receiving Party to restrict the disclosure and use of such Confidential Information in a manner consistent with this Agreement). Confidential Information shall exclude information (i) available to the public other than by a breach of this Agreement; (ii) rightfully received from a third party not in breach of an obligation of confidentiality; (iii) independently developed by the Receiving Party without access to Confidential Information; (iv) known to the Receiving Party at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided the Disclosing Party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Subject to the above, the Receiving Party agrees to cease using any and all materials embodying Confidential Information, and to promptly return such materials to the Disclosing Party upon request.

10.  TERM AND TERMINATION.

10.1 TERM; INITIAL TERM; RENEWALS. This Agreement shall become effective as of the Effective Date and remain in full force and effect through April 1, 2001, unless earlier terminated in accordance with this Agreement. Upon the expiration of such initial term, this Agreement may be renewed upon mutual agreement. The initial term, together with any renewal period, is collectively referred to as the "Term."

10.2 TERMINATION UPON DEFAULT. Either party may terminate this Agreement in the event that the other party defaults in performing any obligation under this Agreement and such default continues unremedied for a period of thirty (30) days following written notice of default.


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10.3 TERMINATION UPON INSOLVENCY. Either party may terminate this Agreement, effective upon delivery of written notice by such party: (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) upon the making of an assignment for the benefit of creditors by the other party; or (iii) upon the dissolution of the other party.

10.4 AKAMAI TERMINATION UPON TERMINATION OF FREEFLOW SERVICES. Akamai may terminate this Agreement if it ceases offering the FreeFlow Services (or their substantial equivalent) to all customers or other parties for a period of 60 days, provided that if such election is made during the Exclusivity Period, Akamai shall give Apple at least twelve (12) months advance notice of such intent to terminate. If such election is made after the Exclusivity Period, Akamai shall give Apple at least three (3) months advance notice to terminate.

10.5 TERMINATION BY APPLE. Apple may terminate this Agreement in accordance with
Section 8.1.4.

10.6 EFFECT OF TERMINATION. The provisions of Sections 3.2.1, 3.7, 4, 5, 6.2.2, 6.2.3, 7.2, 7.5, 8, 9, 10.6, 11, 12, 13, 14.4-14.8, and 14.10-14.13 shall survive termination of this Agreement. All other rights and obligations of the parties shall cease upon termination of this Agreement. The term of any license granted hereunder shall expire upon expiration or termination of this Agreement; provided, however, that the licenses granted to Apple under Sections 3.2.1, 4.4 and 5.3.3 will survive.

11.  DISPUTE RESOLUTION.

11.1 INFORMAL DISPUTE RESOLUTION. In the case of any disputes under this Agreement, the parties shall first attempt in good faith to resolve their dispute informally, or by means of commercial mediation, without the necessity of a formal proceeding as follows: Either party may, upon written notice to the other, submit such dispute to the parties' chief executive officers, who shall meet to attempt to resolve the dispute by good faith negotiations. In the event the parties are unable to resolve such dispute within thirty (30) days after such notice is received, either party may proceed to submit the dispute to mediation in Santa Clara County, California. If such mediation is unsuccessful in resolving the dispute thirty (30) days after such submission, either party may avail itself of any remedies available to it. Notwithstanding the foregoing, each party shall have the right to seek equitable relief for any breach of the confidentiality or license provisions of this Agreement.

12.  INDEMNIFICATION.


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12.1     MUTUAL INDEMNIFICATION. Each party shall indemnify and hold the other, its assignees, agents, officers and employees harmless from and against any damages to real or tangible personal property and/or bodily injury to persons, including death, to the extent such damages result from its or its employees' or agents' gross negligence or willful misconduct.

12.2     AKAMAI INDEMNIFICATION OBLIGATIONS.

12.2.1 Akamai shall defend, indemnify and hold harmless Apple and its affiliates, licensors, suppliers, officers, directors, employees and agents from and against any suit, demand, proceeding, or assertion of a third party against Apple and pay any and all damages, liability and expenses (including court costs and reasonable attorneys' fees) based upon (a) a claim that any of the Akamai Software, Documentation, Akamai Embedded Software, FreeFlow Services, or the Akamai Network or operation thereof infringes any valid patent, copyright, trade secret, or other intellectual property right; or (b) any unauthorized alterations to Apple Content due to breaches in Akamai Network security, provided that: (i) Apple promptly notifies Akamai, in writing, of the suit, claim or proceeding or a threat of suit, claim or proceeding; (ii) at Akamai's reasonable request and expense, Apple provides Akamai with reasonable assistance for the defense of the suit, claim or proceeding; and (iii) Apple allows Akamai sole control of the defense of any claim and all negotiations for settlement or compromise provided that Akamai may not enter into any settlement agreement which would in any manner whatsoever affect the right of, or bind Apple in any manner to such third party, without Apple's prior written consent.

12.2.2 If a claim of infringement under this Section 12.2 occurs, or if Akamai determines that a claim is likely to occur, Akamai shall promptly, at its sole option, either: (i) procure for Apple the right or license to continue to use the Akamai Software, Akamai Embedded Software, or FreeFlow Services free of the infringement claim; or (ii) replace or modify the Akamai Software, Akamai Embedded Software, or FreeFlow Services to make them non-infringing provided that the replacement software or services are substantially similar in functionality. If these remedies are not reasonably available to Akamai, Akamai may, at its option, terminate this Agreement and return any fees paid by Apple in advance.

12.2.3 Despite the provisions of this Section 12.2, Akamai has no obligation to the extent any claim of infringement that is based upon or arises out of: (i) any modification to the Akamai Software if the modification was not made by or for Akamai; or (ii) the use or combination of the Akamai Software with any hardware, software, products, data or other materials not specified or provided by Akamai; or (iii)

Akamai/Apple Proprietary and Confidential

         Apple's use of the FreeFlow Services other than in accordance with the Documentation.

12.2.4 THE PROVISIONS OF THIS SECTION 12.2 STATE THE SOLE AND EXCLUSIVE OBLIGATIONS OF AKAMAI FOR ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.

12.3     APPLE INDEMNIFICATION OBLIGATIONS.

12.3.1 Apple shall defend Akamai and its affiliates, licensors, suppliers, officers, directors, employees and agents from and against any claim, demand or lawsuit against Akamai, and pay any and all damage, liability, and expenses (including court costs and reasonable attorneys' fees) finally awarded to the extent incurred as a result of any such claim alleging that QT-TV or any Apple Content or Akamai's transmission of Apple Content pursuant to this Agreement which has been formatted in the QuickTime file format (a) infringes any copyright, trade secret, or other intellectual property right, or (b) contains any libelous, defamatory, or obscene material, or otherwise violates any laws or regulations relating to content or content distribution; provided that: (i) Akamai promptly notifies Apple, in writing, of the suit, claim or proceeding or a threat of suit, claim or proceeding;
         (ii) at Apple's reasonable request and expense, Akamai provides Apple with reasonable assistance for the defense of the suit, claim or proceeding; and (iii) Apple has sole control of the defense of any claim and all negotiations for settlement or compromise, provided that Apple may not enter into any settlement agreement which would in any manner whatsoever affect the right of, or bind Akamai in any manner to such third party, without Akamai's prior written consent.

12.3.2 Despite the provisions of this Section 12.3, Apple has no obligation to the extent any claim of infringement that is based upon or arises out of: (i) any modification to the Apple Software if the modification was not made by or for Apple; or (ii) the use or combination of the Apple Software with any hardware, software, products, data or other materials not specified or provided by Apple; or (iii) Akamai's transmission of QT-TV other than in accordance with the terms of this Agreement.

12.3.3 THE PROVISIONS OF THIS SECTION 12.3 STATE THE SOLE AND EXCLUSIVE OBLIGATIONS OF APPLE FOR ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.

13.      LIMITATION OF LIABILITY AND DAMAGES.

Akamai/Apple Proprietary and Confidential

13.1 LIMITATION OF LIABILITY. EXCEPT FOR A PARTY'S INDEMNIFICATION OBLIGATIONS IN SECTION 12, AKAMAI'S AND APPLE'S LIABILITY TO THE OTHER PARTY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO $12 MILLION.

13.2 EXCEPT FOR LIABILITIES ARISING UNDER SECTION 9, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY LOSS OF DATA, LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES UNLESS INCLUDED IN AN AWARD SUBJECT TO AN INDEMNITY OBLIGATION UNDER SECTION 12.2 OR SECTION 12.3 ARISING FROM OR IN RELATION TO THIS AGREEMENT OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

14.  MISCELLANEOUS.

14.1 INDEPENDENT SERVICE PROVIDER. The relationship of Akamai and Apple established by this Agreement is that of independent service providers, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other; (ii) deem the parties to be acting as partners, joint venturers, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

14.2 NOTICES. Any notice required or permitted hereunder shall be in writing and shall be delivered as follows (with notice deemed given as indicated): (i) by personal delivery when delivered personally; (ii) by established overnight courier upon written verification of receipt; (iii) by facsimile transmission when receipt is confirmed orally; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. All notices must be sent to the contact person for notices at the address listed on the cover page of this Agreement. Either party may change its contact person for notices and/or address for notice by means of notice to the other party given in accordance with this Section 14.2.

14.3 ASSIGNMENT. Apple may, without the prior written consent of Akamai, assign this Agreement, in whole or in part, in connection with any internal reorganization or a sale of all or substantially all of its assets related to this Agreement. Akamai may not, without the prior written consent of Apple, assign this Agreement, in whole or in part, either

Akamai/Apple Proprietary and Confidential

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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

voluntarily or by operation of law. Apple shall not unreasonably withhold or delay its consent to any proposed assignment by Akamai to a third party (other then [**] or any successor in interest to the business or assets of either entity) if such entity agrees in writing to assume all obligations of Akamai hereunder and demonstrates that it can and will perform all such obligations at or above the commitments made by Akamai hereunder. Any attempt to assign this Agreement in violation of this Section 14.3 shall be a material default of this Agreement and shall be void.

14.4 THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties and their successors and permitted assigns, and does not confer any rights or remedies on any other person or entity.

14.5 GOVERNING LAW. This Agreement shall be interpreted according to the laws of the State of California without regard to or application of choice-of-law rules or principles.

14.6 ENTIRE AGREEMENT AND WAIVER. This Agreement and any Schedules hereto shall constitute the entire agreement between Akamai and Apple with respect to the subject matter hereof and all prior agreements, representations, and statement with respect to such subject matter are superceded hereby, including without limitation any non-disclosure agreement previously executed between the parties. The terms of this Agreement shall control in the event of any inconsistency with the terms of any Schedule hereto. Except as provided in Section 7.1, this Agreement may be changed only by written agreement signed by both Akamai and Apple. No failure of either party to exercise or enforce any of its rights under this Agreement shall act as a waiver of any particular or subsequent breaches; and the waiver of any breach shall not act as a waiver of subsequent breaches.

14.7 SEVERABILITY. In the event any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect. The parties further agree that in the event such provision is an essential part of this Agreement, they will begin negotiations for a suitable replacement provision with like economic effect and intent.

14.8 NON-DISCLOSURE OF AGREEMENT TERMS. Neither party shall disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any Schedule hereto without the prior written consent of the other party, except either party shall be entitled to disclose (i) such terms to the extent required by law; (ii) the existence of this Agreement; (iii) press releases as allowed under Section 6.1.

Akamai/Apple Proprietary and Confidential

14.9 FORCE MAJEURE. If either party is prevented from performing any of its obligations under this Agreement due to any cause beyond the party's reasonable control, including, without limitation, an act of God, fire, flood, earthquake, explosion, war, strike, embargo, government regulation, civil or military authority (a "force majeure event") the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence; provided, however, that Apple will not be excused from the payment of any sums of money owed by Apple to Akamai; and provided further, however, that if a party suffering a force majeure event is unable to cure that event within thirty (30) days, the other party may terminate this Agreement.

14.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall constitute one and the same Agreement.

14.11 CONSTRUCTION. This Agreement shall be construed and interpreted fairly, in accordance with the plain meaning of its terms, and there shall be no presumption or inference against the party drafting this Agreement in construing or interpreting the provisions hereof.

14.12 REMEDIES. Except as provided in Sections 12.2 and 12.3, the rights and remedies of the parties set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity.

14.13 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their respective successors-in-interest, legal representatives, heirs and assigns.

         IN WITNESS WHEREOF, each of the parties, by its duly authorized representative, has entered into this Agreement as of the Effective Date.


APPLE COMPUTER, INC.                       AKAMAI TECHNOLOGIES, INC.


By:  /s/ Eddy Cue                          By:  /s/ Paul Sagan
   ------------------------------             ----------------------------------
Name:  Eddy Cue                            Name:  Paul Sagan

Title:  Director of Internet Services      Title: President and COO


Akamai/Apple Proprietary and Confidential

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

                       SCHEDULE A - FREEFLOW ORDER FORM 1

CONTRACT
EFFECTIVE                        4/1/99
DATE:
                       ---------------------------
TYPE:            /X/   New     / /  Upgrade       / /   Renewal


SALES
REP:

CUSTOMER INFORMATION:
Company
Name:             Apple Computer
Billing
Address:          1 Infinite Loop
                  Cupertino, CA  95014


 CUSTOMER CONTACT:
 Name:             Eddy Cue
 Phone:            408.974.3484
 Fax:
 E-Mail:           Cue@apple.com


BILLING CONTACT: (if different than Customer
Contact)
Name:             Same
Phone:
Fax:
E-Mail:

TECHNICAL CONTACT:
Name:             Phil LaMar
Phone:            408.974.0703
Fax:
E-Mail:           Lamar@apple.com

UPGRADE/ACCOUNT CHANGE AUTHORITY:
(Check contacts with authority to upgrade contract)

           X     Customer                       Billing
                 Contact                        Contact
           -----                         -----

                 Technical                      Other (See Special
                 Contact                        Instructions)
           -----                         -----

TOTAL CHARGES SUMMARY:
(SEE ATTACHED DETAILED PRODUCTS AND SERVICES DESCRIPTIONS)

              INITIAL FEE: One-time fee after installation is
                           complete

              INITIAL FEE:           WAIVED

           PRICE PER mbps: Rate per Mbps for FreeFlow services:

                           [**] Mbps         - [**] per Mbps
                           [**]
                           [**] Mbps +       - [**] per Mbps
                           (these rates are [**] on FreeFlow)
                 COMMITTED
               INFORMATION Committed Monthly Usage of
               RATE (CIR): FreeFlow service

                               [**]
               CIR:            MPBS

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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.


                   MONTHLY               Monthly fees billed in advance
           RECURRING FEES:               (based on CIR),
                                          = Price per Mbps x CIR

                   STANDARD
                   MONTHLY
                   RECURRING:            [**]

                INITIAL TERM:            [**] , STARTING WITH THE EFFECTIVE DATE


AKAMAI PRODUCTS & SERVICES DETAILED DESCRIPTIONS


FREEFLOW SERVICE CONFIGURATION

                                                                                            Initial         Recurring
                                                                                              Fees           Charges
                                                                                              ----           -------
FreeFlow               -Initial RENAME script consultation and project
Integration            plan development                                                       [**]
Details and
Requirements

                       - on-site integration meeting and development




FreeFlow               - per chart, page 1 -                                                                    [**]
Service
Network
Utilization
                       ([**] for usage of [**] Mbps/month) Billing to be based
                       on [**] of FreeFlow usage There will be a [**] Mbps
                       committed rate of FreeFlow utilization during this time -
                       any usage above the Committed Information Rate will be
                       billed per the rates indicated in the table on Page 1

                       - Committed Rate fees are billed in advance
                       - Usage over the CIR is billed in arrears
                                                                               SUB-TOTAL:     [**]              [**]
                                                                             ADJUSTMENTS:     [**]               --
                                                                    (INITIAL FEES WAIVED)
                                                               TOTAL (AT COMMITTED RATE):     [**]              [**]


SPECIAL
INSTRUCTIONS:
                       [**]

Akamai/Apple Proprietary and Confidential

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

                       SCHEDULE A - FREEFLOW ORDER FORM 2

CONTRACT
EFFECTIVE                        8/1/99
DATE:
                       ---------------------------
TYPE:            /X/   New     / /  Upgrade       / /   Renewal


SALES
REP:


CUSTOMER INFORMATION:
Company
Name:             Apple Computer
Billing
Address:          1 Infinite Loop
                  Cupertino, CA  95014

CUSTOMER CONTACT:
Name:             Eddy Cue
Phone:            408.974.3484
Fax:
E-Mail:           Cue@apple.com


BILLING CONTACT: (if different than Customer
Contact)
Name:             Eddy Cue
Phone:
Fax:
E-Mail:

TECHNICAL CONTACT:
Name:             Phil LaMar
Phone:            408.974.0703
Fax:
E-Mail:           Lamar@apple.com


UPGRADE/ACCOUNT CHANGE AUTHORITY:
(Check contacts with authority to upgrade contract)

           X     Customer                       Billing
                 Contact                        Contact
           -----                         -----

                 Technical                      Other (See Special
                 Contact                        Instructions)
           -----                         -----

TOTAL CHARGES SUMMARY:
(SEE ATTACHED DETAILED PRODUCTS AND SERVICES DESCRIPTIONS)

              INITIAL FEE: One-time fee after installation is
                           complete
              INITIAL FEE: [**]

           PRICE PER Mbps: Rate per Mbps for FreeFlow services:
                           [**] Mbps         - [**] per Mbps
                           [**] Mbps - [**] per Mbps
                           [**] Mbps +       - [**] per Mbps
                           (these rates are [**] on FreeFlow)
                 COMMITTED
               INFORMATION Committed Monthly Usage of
               RATE (CIR): FreeFlow service

                                      [**]
                      CIR:            Mpbs

Akamai/Apple Proprietary and Confidential

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.



                   MONTHLY
           RECURRING FEES: Monthly Recurring Fees are as
                           indicated in the contract
                MINIMUM
                STANDARD
                MONTHLY
                RECURRING:            $1,000,000


INITIAL TERM: 12 months, STARTING WITH THE EFFECTIVE DATE (AS DETERMINED UNDER THE MASTER SERVICE AGREEMENT)

AKAMAI PRODUCTS & SERVICES DETAILED DESCRIPTIONS

FREEFLOW SERVICE CONFIGURATION                                                               Initial         Recurring
                                                                                              Fees            Charges
                                                                                              ----            -------
FreeFlow               -Initial RENAME script consultation and project
Integration            plan development                                                        [**]
Details and
Requirements
                       - on-site integration meeting and development




FreeFlow               - per chart, page 1 -
Service
Network
Utilization
                       ([**] for usage of [**] Mbps/month)
                       Billing to be based on [**] of FreeFlow usage
                       There will be a $1,000,000 minimum commitment for
                       utilization of Akamai services During this 12 month
                       agreement


                       - Committed Rate fees are billed in advance
                       - Usage over the CIR is billed in arrears
                                                                               SUB-TOTAL:      [**]           $1,000,000
                                                                             ADJUSTMENTS:       --                    --
                                                                    (INITIAL FEES WAIVED)
                                                               TOTAL (AT COMMITTED RATE):      [**]           $1,000,000

SPECIAL
INSTRUCTIONS:
                       [**]

Akamai/Apple Proprietary and Confidential

                                   SCHEDULE B
                                FREEFLOW SERVICES

         FreeFlow Services consist of all of the following which shall be provided in accordance with the service level commitments and credits described on Schedule C and incorporated herein by reference.

1.       24 X 7 MONITORING

         All systems on the FreeFlow network are monitored to ensure that key processes are running, systems have not exceeded capacity, and regions are interacting in accordance with Akamai's standards.

2. GEOFLOW MONITORING SUITE (as described on Schedule C and incorporated herein by reference).

3.       RENAME APPLICATION AND PROCESS

         The RENAME tool allows customers to include content for delivery via the FreeFlow content delivery service. The RENAME application is a small, flexible script that is run on URLs or certain pieces of content to tag them with a customer-specific code ("Content Provider Code"), and a unique identifier ("Fingerprint"). RENAME is a passive process, typically run in the staging environment and not in a "live" production environment. Akamai provides initial and ongoing support for RENAME planning and integration as described in Section 2 of the Agreement.

4. CONTENT PROVIDER CODE (as described on Schedule E and incorporated herein by reference).

5.       THE "FINGERPRINT"

         Another component of the RENAMEd URL is the "Fingerprint". This is a unique identifier, which ensures that the object or image being served is the object or image that customer delivers to the FreeFlow network to be served.

         Posted below is an example of an Apple Computer URL followed by the corresponding RENAMEd URL:

         Original URL:
         http://www.apple.com/home/media/menace_640qt4.mov (Regular URL)

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.


         Format for RENAMEd URL:
         http://serial#.akamai.com/serial#/type_code/cpc_code/fingerprint//
         www.apple.com/home/media/menace_640qt4.mov

         URL after running RENAME:

         http://a941.akamai.com/7/941/51/256097340036aa/www.apple.com/home/
         media/menace_640qt4.mov

6.       LIMITER

         As long as Akamai is hosting the source page for specific Apple content object(s), then Akamai has the ability to limit the amount of bandwidth used to access the object(s) at Apple's request. An access limitation can be made only upon prior request by Apple, and during the period of time that such limitations on access are imposed then any applicable Service Level Commitments related to performance enhancements (but not commitments related to uptime, outages and problem escalation) will be excused.

7.       AKAMAI ACCOUNT MANAGEMENT

         Akamai provides Apple Computer with a dedicated account manager who serves as a single point of contact for all Apple requirements.

8.       INVOICES

         Invoices are sent on the 5th of the month in which service is delivered. Initial fees appear on the first bill, as do any fees associated with custom services and equipment. Fees associated with bursting above the Committed Rate are billed in arrears for period of usage on the following month's invoice.

9.       APPLE COMPUTER IMPLEMENTATION

         During the initial three-month period after execution of the Master Services Agreement, Akamai will provide at no additional cost the consulting and engineering resources necessary to assist Apple Computer with integration of the RENAME process and other appropriate services, including providing assistance to Apple in the development of software tools and applications to monitor the performance of QT-TV including the [**] as used to determine stream quality. After execution of the Master Services Agreement, Apple and Akamai will create a plan

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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

         for integration of the process for tagging Apple web content for inclusion on the FreeFlow service network.

         After the initial three-month period, Akamai will provide any agreed upon consulting and engineering services on a time and materials or project plan basis as mutually agreed.

10.      APPLE COMPUTER MONTHLY COMMITTED RATE

         Apple Computer will be billed at the [**] of aggregate FreeFlow network utilization on a monthly basis. Apple Computer will have a Committed Rate of traffic per month. Usage above the committed rate [**] at any time, with [**] for usage by Apple.

Akamai/Apple Proprietary and Confidential

                                   SCHEDULE C
                      SERVICE LEVEL COMMITMENTS AND CREDITS

Akamai agrees to provide a level of service demonstrating:

         a) Measurable Performance Enhancement: The Akamai FreeFlow service will deliver content measurably faster than Apple's web site using the methodology described in Section II below.

         b) 100% Uptime: The Akamai FreeFlow service will serve content 100% of the time using the methodology described in Section II below.

         c) Service Credits: If the Akamai FreeFlow service fails to meet either of the above service levels, Apple will receive a credit equal to fees for the day in which the failure occurs; provided, however, that Apple shall only receive one such credit per day and, subject to any terminations rights provided to Apple in the Master Agreement.

II.  Metric Methods:

The following methodology will be employed to measure FreeFlow service Uptime and Performance Enhancement:

1.       Agents and Polling Frequency

         A. From six (6) geographically and network-diverse locations in major metropolitan areas, Akamai will simultaneously poll a test file residing on Apple's production servers and on Akamai's network. Sites will include the following areas:

                       Northern Virginia
                       New Jersey
                       Chicago
                       Houston
                       Los Angeles
                       Palo Alto

                       (International sites to be added as mutually agreed for polling purposes)

         B. The polling mechanism will perform two (2) simultaneous http GET operations:

Akamai/Apple Proprietary and Confidential

            i. one GET operation will be performed on a test file residing on the appropriate Apple server (e.g., http://www.customerxyz.com/ images/testgif.gif)

            ii. the other GET operation will be performed from the Akamai Free Flow Service:

                 http://a564.g.akamaitech.net/7/564/24/2c1db486/www.customerxy
                 z.com/images/testgif.gif)

         C. The test GIF will be a file of 80 Kbytes or greater in size.

         D. Polling will occur at approximately 12-minute intervals.

         E. Based on the http GET operations described in B. above, the response times received from the two sources, (a) Apple's server, and (b) the Akamai network, will be compared for the purpose of measuring performance metrics and outages.

2.       Performance Metrics

         The performance metric will be based on a daily average of performance for the FreeFlow service and the Apple's production web server, computed from data captured across all regions and hits. Each time will be weighted to reflect peak traffic conditions or "primetime" usage. The primetime period is 10 AM to 7 PM EST. All times recorded during this period will be weighted by a factor of three. If on a given day the Akamai weighted daily average time exceeds Apple's weighted daily average time, then the Apple will receive a credit equivalent to fees for that day of service.

3.       Outages

         An outage is defined as a 12-minute period of consecutive failed attempts by a single agent to "get" a file from the FreeFlow network while succeeding to "get" the test file from Apple's web site. If an outage is identified by this method, Apple will receive a credit equivalent to the fees for the day in which the failure occurred.

         Akamai will not be deemed to have breached its obligations under this Schedule C to the extent and for the period that QT-TV and other Apple Content is not available at all due to failure or unavailability of Apple servers.


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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

Akamai will provide Apple with a means to see daily, weekly and monthly data about network utilization. This data will include at least the following:

         -        total bytes served
         -        what files/objects were served
         -        avg k per second delivered to customers
         -        breakdown by hours of day
         -        any server performance
         -        non-personal user info (e.g. domains, zip)
         -        month to day Apple billing info

Akamai will provide 24x7 telephone problem escalation. Akamai will respond within 24 hours to any problem reported by Apple. In the case of a major outage, Akamai will notify Apple by telephone within [**]. In addition, Akamai will notify Apple within [**] of any problem impacting user performance.

Akamai/Apple Proprietary and Confidential

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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

                                   SCHEDULE D

                           NETWORK SECURITY PROTOCOLS

CONTENT INTEGRITY

The Akamai RENAME software contains a feature that can attribute to each customer content object that has been directed for distribution using the Akamai Network a unique fingerprint, and it is recommended that Akamai customers use this feature. The fingerprint is a cryptographic hash of the object itself. The fingerprint helps to ensure that the Akamai Network does not serve out-of-date objects or serve an incorrect object, because if a content object is changed in any way the fingerprint will no longer match the fingerprint of a content object itself. At the prior written request of a customer, the Akamai Network will not serve objects that do not match their fingerprints. In addition, a customer is [**] provided by the customer. At the prior written request of a customer, servers in the Akamai Network will [**] those given to Akamai by the customer.

PHYSICAL SECURITY

Several layers of physical security protect servers in the Akamai Network. The majority of Akamai's servers are housed in locking racks, and those racks are located in locked cages at data centers that allow for restricted facility access only to authorized personnel.

CONTROLLING ACCESS

Access to servers deployed in the Akamai Network is controlled using industry standard [**]. Akamai personnel logging into a server must use a cryptographic "key" that has been authorized by the [**] to access any physical server in the network. There are [**] to the servers: [**], which is limited to [**] and [**] for server maintenance; and read-only access, which is used by Akamai personnel to [**]. Additionally, any [**] that are unessential are disabled on the servers.

MONITORING

The "query" component of the Akamai Network, which runs automatically on a continuous basis, provides system-level monitoring for events and anomalies. The Akamai Network Operations Center is staffed on a 7x24 basis and monitors the Akamai Network for performance, stability and observable security anomalies.


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ONGOING

Akamai shall monitor vendor-based security alert notifications and ensure that all appropriate third party security-related patches and upgrades are tested and applied on servers in the Akamai Network.

Apple may suggest security enhancements intended to ensure integrity of Apple Content.

In the case of any security disturbance, Akamai will notify Apple immediately to describe the steps Akamai is taking to correct and prevent a similar situation again.

CERT RECOMMENDATIONS

Akamai shall at a minimum comply promptly with all applicable CERT (Computer Emergency Response Team) recommendations with regard to specified levels of integrity, confidentiality, performance, and other quality attributes necessary to maintain essential service levels in the presence of attack, failure, or accident.

INSPECTION

Apple shall, at any time upon reasonable notice, have the right to conduct on-site inspections of Akamai's facilities and review Akamai's security practices and procedures.

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

                                   SCHEDULE E
                         DESCRIPTION OF AKAMAI SOFTWARE

AKAMAI SOFTWARE CONSISTS OF ALL OF THE FOLLOWING, INCLUDING ALL REVISIONS THEREOF MADE AVAILABLE BY AKAMAI DURING THE TERM AND ALL RELATED DOCUMENTATION.

1.       GEOFLOW MONITORING SUITE

         GeoFlow Monitoring Suite is a set of tools that provide site usage statistics. The suite includes tools for both real-time and historic analysis of customer data.

         GeoFlow Traffic Analyzer is the real-time component of the GeoFlow tools suite. Traffic Analyzer's multiple monitoring views enable up to date access to network and customer-specific traffic information with the option to export data to other applications which accept the data in the format provided for more detailed offline analysis.

         GeoFlow Log Analyzer allows for full viewing of historical data. Log Analyzer culls its information from existing web server log files to provide for exploration of site traffic patterns in the data.

2.       RENAME APPLICATION AND PROCESS

         The RENAME tool allows customers to include content for delivery via the FreeFlow content delivery service. The RENAME application is a small, flexible script that is run on URLs or certain pieces of content to tag them with a customer-specific code ("Content Provider Code"), and a unique identifier ("Fingerprint"). RENAME is a passive process, typically run in the staging environment and not in a "live" production environment. Akamai provides initial and ongoing support for RENAME planning and integration as described in Section 2.

3.       CONTENT PROVIDER CODE

         The Content Provider Code is a numerical account reference within the serial number portion of a RENAMEd URL. The Content Provider Code is used by Akamai to collect and sort customer-specific information. The Content Provider Code is used by Akamai to represent data on the GeoFlow Traffic Analyzer real time reporting interface. Content Provider Codes are also used to aggregate

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
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

         network utilization data for billing and reporting to customer.

4.       AKAMAI EMBEDDED SOFTWARE

         To be determined by the parties.

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          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION. ASTERISK DENOTE OMISSION.

                                   SCHEDULE F

                              THIRD PARTY SOFTWARE

1.       GeoFlow Traffic Analyzer (as described on Schedule E)

         a.       [**]
         b.       [**]
         c.       [**]

2.       GeoFlow Log Analyzer

         a.       [**]


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